SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR CORE INCOME PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025, for Core Income Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with	Experience
Sub-Adviser	with Fund
Jeff Klingelhofer, CFA, Managing Director and	Since 2025
Portfolio Manager